Exhibit 99.1

XBP Europe Completes Business Combination with CF Acquisition Corp. VIII

XBP Europe to trade on the NASDAQ under the ticker “XBP”

London, UK, and New York, NY – November 29, 2023 – XBP Europe, Inc. (“XBP Europe”) announced today that it has completed its business combination with CF Acquisition Corp. VIII (Nasdaq: CFFE) (“CF VIII”). The combined company will operate as XBP Europe going forward and, beginning on November 30, 2023, XBP Europe shares will trade on the Nasdaq Stock Market under the ticker symbol “XBP” and its warrants will trade on the Nasdaq Stock Market under the ticker symbol “XBPEW”.

XBP Europe is a pan-European integrator of bills and payments. It connects buyers and suppliers, across industries, to optimize clients’ bills and payments processes to advance digital transformation, improve market wide liquidity, and encourage sustainable business practices. As a leader in bills and payments, XBP Europe provides business process management solutions with software suites and deep domain expertise, serving as a technology and operations partner for its clients’ strategic journeys. XBP Europe services over 2,000 clients across Europe, consisting of long standing relationships with many blue chip companies. Thanks to its cloud based structure and configuration flexibility, XBP Europe is able to deploy its solutions to clients in any EMEA market.

“Our European business has a long operating history and I am thankful and proud of all the dedicated colleagues that make XBP Europe a premier integrator of bills and payments as well as a leader in digital transformation,” said Andrej Jonovic, CEO of XBP Europe. “As we begin a new chapter in the public markets, I look forward to keeping investors and clients alike informed on our progress.”

Howard Lutnick, Chairman and CEO of Cantor Fitzgerald and CF VIII, stated, “XBP Europe is a unique asset that has the potential to become a valuable part of the European payments network. We are excited about XBP Europe’s potential to grow its market share.”

About XBP Europe

XBP Europe is a pan-European integrator of bills, payments and related solutions and services seeking to enable digital transformation of its more than 2,000 clients. The company’s name – ‘XBP’ stands for ‘exchange for bills and payments’ and reflects the company’s strategy to connect buyers and suppliers, across industries, including banking, healthcare, insurance, utilities and the public sector, to optimize clients’ bills and payments and related digitization processes. The company provides business process management solutions with proprietary software suites and deep domain expertise, serving as a technology and services partner for its clients. Its cloud-based structure enables it to deploy its solutions across the European market, along with the Middle East and Africa. The physical footprint of XBP Europe spans 15 countries and 34 locations and a team of approximately 1,500 individuals. XBP Europe believes its business ultimately advances digital transformation, improves market wide liquidity by expediting payments, and encourages sustainable business practices. For more information, please visit: www.xbpeurope.com

About Exela Technologies

Exela Technologies, Inc. (“Exela”) (Nasdaq: XELA, XELAP), the indirect majority shareholder of XBP Europe, is a business process automation (BPA) leader, leveraging a global footprint and proprietary technology to provide digital transformation solutions that improve efficiency, quality, and productivity. With decades of experience operating mission-critical processes, Exela serves a growing roster of more than 4,000 customers throughout 50 countries, including over 60% of the Fortune® 100. With foundational technologies spanning information management, workflow automation, and integrated communications, Exela’s software and services include multi-industry solution suites addressing finance & accounting, human capital management, facilities optimization, and legal management, as well as industry-specific solutions for banking, healthcare, insurance, and the public sector. Exela is a leader in workflow automation, attended and unattended cognitive automation, digital mailrooms, print communications, and payment processing, with deployments across the globe. Through cloud-enabled platforms, built on a configurable stack of automation modules, and approximately 15,500 employees operating in 21 countries, Exela rapidly deploys integrated technology and operations as an end-to-end digital journey partner. For more information, please visit: www.exelatech.com

About CF Acquisition Corp. VIII

CF VIII was a special purpose acquisition company led by Chairman and Chief Executive Officer Howard W. Lutnick and sponsored by Cantor Fitzgerald.

About Cantor Fitzgerald

Cantor Fitzgerald, with over 12,000 employees, is a leading global financial services group at the forefront of financial and technological innovation and has been a proven and resilient leader for over 78 years. Cantor Fitzgerald & Co. is a preeminent investment bank serving more than 5,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, SPAC underwriting and PIPE placements, prime brokerage, commercial real estate and its global distribution platform. Cantor Fitzgerald & Co. is one of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York. For more information, please visit: www.cantor.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of XBP Europe, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by XBP Europe and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against XBP Europe or others and any definitive agreements with respect thereto; (2) the inability to meet the continued listing standards of Nasdaq or another securities exchange; (3) the risk that the business combination disrupts current plans and operations of XBP Europe and its subsidiaries; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of XBP Europe and its subsidiaries to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the business combination; (6) changes in applicable laws or regulations; (7) the possibility that XBP Europe or any of its subsidiaries may be adversely affected by other economic, business and/or competitive factors; (8) risks related to XBP Europe’s potential inability to achieve or maintain profitability and generate cash; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; (11) the ability of XBP Europe to retain existing clients; (12) the potential inability of XBP Europe to manage growth effectively; (13) the ability to recruit, train and retain qualified personnel, and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, definitive proxy statement filed on August 4, 2023, final prospectus filed on November 29, 2023, and other documents filed by CF VIII or that will be filed by XBP Europe from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Readers should not place undue reliance on forward-looking statements, which speak only as of the date they are made. XBP Europe gives no assurance that either XBP Europe or any of its subsidiaries will achieve its expected results. XBP Europe undertakes no duty to update these forward-looking statements, except as otherwise required by law.

For more XBP Europe news, commentary, and industry perspectives, visit: https://www.xbpeurope.com/

And please follow us on social:

X: https://X.com/XBPEurope

LinkedIn: https://www.linkedin.com/company/xbp-europe/

The information posted on XBP Europe’s website and/or via its social media accounts may be deemed material to investors. Accordingly, investors, media and others interested in XBP Europe should monitor XBP Europe’s website and its social media accounts in addition to XBP Europe’s press releases, SEC filings and public conference calls and webcasts.

Investor and/or Media Contacts:

Vincent Kondaveeti
E: vincent.kondaveeti@exelatech.com

Mary Beth Benjamin

E: IR@exelatech.com